CALVERT MORTGAGE ACCESS FUND
(the “Fund”)
Supplement to Prospectus dated February 1, 2024 and
Summary Prospectus dated February 1, 2024 as revised February 13, 2024

CALVERT CORE BOND FUND
CALVERT HIGH YIELD BOND FUND
CALVERT INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT ULTRA-SHORT DURATION INCOME FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated February 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Calvert Mortgage Access Fund’s primary benchmark is now the Bloomberg US Universal Index.
2.	Calvert Core Bond Fund’s primary benchmark is now the Bloomberg US Universal Index.
3.	Calvert High Yield Bond Fund’s primary benchmark is now the Bloomberg US Universal Index.
4.	Calvert Income Fund’s primary benchmark is now the Bloomberg US Universal Index.
5.	Calvert Short Duration Income Fund’s primary benchmark is now the Bloomberg US Universal Index.
6.	Calvert Ultra-Short Duration Income Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Calvert Research and Management believes is representative of the Fund’s investment universe.

May 1, 2024	43618 5.1.24